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                                  EXHIBIT 10.1

                     LOCK-UP AGREEMENT MADE BY AND AMONG
                     PRUDENTIAL SECURITIES INCORPORATED,
                        OPPENHEIMER & COMPANY, INC.,
                       JOHNSON RICE & COMPANY, L.L.C.
                            AND R. GAMBLE BALDWIN
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                       LOCK-UP AGREEMENT FOR STOCKHOLDERS


August 22, 1997


Prudential Securities Incorporated
Oppenheimer & Co., Inc.
Johnson Rice & Company L.L.C.
As Representatives of the several Underwriters
c/o Prudential Securities Incorporated
One New York Plaza
New York, New York 10292

Re:   Proposed Initial Public Offering of Petroglyph Energy, Inc.

Gentlemen:

      The undersigned is the beneficial owner of (i) shares of common stock (the "Common Stock") of Petroglyph Energy, Inc., a Delaware corporation (the "Company"), (ii) units or partnership interests (collectively, "Units") in Petroglyph Gas Partners, Inc., L.P., a Delaware limited partnership ("Partners"), or (iii) shares of common stock ("PEI Common Stock") of Petroglyph Energy, Inc., a Kansas corporation ("PEI"). The undersigned understands that the Company has filed a Registration Statement on Form S-1 (the "Registration Statement") with the Securities and Exchange Commission (the "Commission") for the registration of approximately 2,683,333 shares of Common Stock (including shares subject to an over-allotment option) (the "Offering"). The undersigned further understands that you are contemplating entering into an Underwriting Agreement with the Company in connection with the Offering.

In order to induce the Company, Partners, you and any other underwriters for the Offering ("Underwriters")to enter into the Underwriting Agreement and to proceed with the Offering, the undersigned agrees, for the benefit of the Company, Partners, PEI, you and any other Underwriters, that should the Offering be effected, the undersigned will not, without the prior written consent of Prudential Securities Incorporated, on behalf of the Underwriters, directly or indirectly, offer, sell, offer to sell, contract to sell, pledge, grant any option to purchase or otherwise dispose or transfer(or announce any offer, sale, offer of sale, contract of sale or grant of any option to purchase or other disposition or transfer) of (i) any shares of Common Stock or of securities substantially similar thereto or (ii) any other securities convertible into, or exchangeable or exercisable for, shares of Common Stock or such similar securities, beneficially owned (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) by the undersigned on the date hereof or hereafter acquired for a period of 180 days subsequent to the date of the final Prospectus filed with the Commission pursuant to Rule 424(b) of the Securities Act of 1933, as amended (the "Act"), or if no filing under Rule 424(b) is made, the date of the final Prospectus included in the Registration Statement when declared effective under the Act.

Further, the undersigned agrees that prior to the effective date of the Registration Statement and except in connection with the Conversion (as defined in the Registration Statement), the undersigned will not, without the prior written consent of Prudential Securities Incorporated, on behalf of the Underwriters, directly or indirectly, offer, offer to sell, sell, contract to sell or grant

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any option to purchase or otherwise dispose or transfer (or announce any offer, offer of sale, sale, contract of sale or grant of any option to purchase or other disposition or transfer) (i) any shares of Common Stock, Units, or PEI Common Stock or securities substantially similar thereto or (ii) any other securities convertible into, or exchangeable or exercisable for, any shares of Common Stock, Units, or PEI Common Stock or such similar securities, beneficially owned (within the meaning of Rule 13d-3 under the Exchange Act) by the undersigned on the date hereof or hereafter acquired without first requiring any such offering or acquiring parties to execute and deliver to you an agreement of substantially the tenor hereof.

The undersigned, whether or not participating in the Offering, confirms that he, she or it understands that the Underwriters and the Company will rely upon the representations set forth in this agreement in proceeding with the Offering. This agreement shall be binding on the undersigned and his, her or its respective successors, heirs, personal representatives and assigns.

Very truly yours,

By: /s/ R. Gamble Baldwin
    ---------------------------------
    (Signature)

    ---------------------------------
    (Print Name/Title, if applicable)

The foregoing is accepted and agreed to as of the date first above written:

PRUDENTIAL SECURITIES INCORPORATED

By: /s/ Jean-Claude Canfin
    -------------------------------
    Jean-Claude Canfin, Director